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Exhibit 10.27

DECLARATION

        I, LAM Shing Ming ([Chinese characters]), male, holder of Hong Kong Identity Card No. G085965(5), of Diners Professional Translation Services, 13C, Right Emperor Commercial Building, 122-126 Wellington St., Central, Hong Kong, solemnly and sincerely declare that:

        1.    I am conversant with the Chinese and English languages.

        2.    I received my "Master of Arts in Translation" degree from the Chinese University of Hong Kong in 1996.

        3.    I have had experience in translating legal documents from Chinese into English for over 10 years.

        4.    I hereby certify that the 64-page document hereto attached and marked Exhibit "A" and entitled "Concession Contract for Operating Casino Gaming or Other Forms of Gaming in the Macao Special Administrative Region" is a true, correct and complete English translation of the 54-page Chinese document hereto attached and marked Exhibit "B" and entitled "[Chinese characters]".

        And I make this solemn declaration conscientiously believing the same to be true and by virtue of the Oaths and Declarations Ordinance.

Declared at the American Consulate General	)
Hong Kong, 26 Garden Road, Central,	)
Hong Kong this 30th day of August, 2002.	)
/s/ LAM, SHING MING Signature of Declarant LAM, Shing Ming

	Consulate General of the	)
before me,	United States of America	) SS:
	at Hong Kong	)

        Subscribed and sworn to before me this 30th day of August, 2002 by LAM Shing Ming.

/s/ MARISA L. PLOWDEN Marisa L. Plowden, Vice Consul

Concession Contract for Operating Casino Gaming or Other Forms of Gaming in the Macao Special Administrative Region

        On the 24th day of June, 2002, in the Headquarters of the Government of the Macao Special Administrative Region in Avenida da Praia Grande, Macau, due to the absence of the Special Notary Public of the Finance Services Bureau, I, Choo Yick Chong (transliteration), Senior Technician II of the Legal Assistance Centre of the said Bureau, have been appointed to be the Substitute Special Notary Public pursuant to the provisions of Order Number 216/2000 of the Chief Executive dated 8th November. The following Parties to this Contract were in front of me:

Party A:	The Macao Special Administrative Region, represented by the Chief Executive Edmund Ho; Edmund Ho, married, business address at the Government Headquarters, Avenida da Praia Grande, Macau. I have, pursuant to the provisions of Article 45 of the Basic Law of the Macao Special Administrative Region, verified his capacity and authority.

Party B:	Wynn Resorts (Macau) Limited, with headquarters at Avenida da Amizade, número 918, edificio "World Trade Centre", 8.° andar "C" Macau, whose Registration Number at the Business and Automobile Registration Bureau is 14917, is represented by STEPHEN ALAN WYNN, a member of its administration and management organ. STEPHEN ALAN WYNN is married and resides at One Shadow Creek Drive, North Las Vegas, Nevada, United States of America. By relying on an identification document issued by the said Registration Bureau, I have verified his eligibility and authority and filed the same.

        The identity of Party A has been verified as I am personally acquainted with him. The identity of Party A has been verified by me on the basis of the Passport No. 055142925 presented by him and issued on 20th January 1998 by the San Francisco Passport Agency Office of the United States.

        Party A declares in its aforesaid capacity that:

        By the Order No. 217/2001 of the Chief Executive, the process of open and public tenders for the (three) concession licenses for operating casino gamings or other forms of gaming operations was launched.

(Stamp)	[This is the exhibit marked A referred to in the Declaration of LAM Shing Ming declared before me on 30 August 2002.]

        The process of open and public tenders for the (three) concession licenses for casino gamings or other forms of gaming operations was launched following the act of opening' the tenders. The act of opening the tenders was divided into two stages—the stage of opening the various sealed envelopes on which the word "Documents" was specified and the stage of opening the various sealed envelopes on which the word "Tender" was specified. Following that, a consultation stage was carried out during which the tenders "were introduced and reviewed. The process of open and public tenders was completed after a expository report has been prepared. Based on that report, the Chief Executive has announced the award of the provisional concessionaires for the concession licenses for operating casino gamings or other forms of gaming operations which were made available for public tenders.

        By the Order No. 26/2002 of the Chief Executive, one of the Concession Licenses for Casino Gamings or Other Forms of Gaming Operations which were made available for public tenders was granted to Wynn Resorts (Macau) Limited, which became one of the provisional concessionaires (hereinafter referred to as the "Concessionaire");

        Pursuant to the provisions of Clause 1 of Article 84 of the Administrative Regulation No. 26/2001, the Concessionaire has provided the security deposit for guaranteeing the Concessionaire's performance of its statutory obligations or contractual obligations:

        Pursuant to the provisions of Clause 5 of Article 82 of the Administrative Regulation No. 26/2001, the Concessionaire has proved to the Commission for the First Public Tender to Grant Concessions to Operate Casino Games of Chance that it has paid in full in cash the company capital in the sum of not less than 200 million patacas, and that the company capital has already been deposited with a branch or subsidiary of a local credit agency or of a credit agency which has been approved for operating in the Macao Special Administrative Region;

        The Concessionaire has agreed to this Draft Concession Contract for Operating Casino Gamings or Other Forms of Gaming in the Macao Special Administrative Region;

        The Concessionaire, shareholders holding 5% or over 5% of the company capital of the Concessionaire, and the directors of the Concessionaire have submitted to the procedures which determine whether they possess the proper qualifications. Such procedures were completed after the said report has been prepared. The report indicated that those entities possess the proper qualifications;

        The Concessionaire has already submitted to the procedures which determine whether it possesses the financial capability to operate the Concession License for Casino Gamings or Other Forms of Gaming Operations. Such procedures were completed after the said report has been prepared. The report indicated that the Concessionaire possesses the proper financial capability;

        By the Order No. 142/2002 of the Chief Executive, one of the Concession Licenses for Operating Casino Gamings or Other Forms of Gaming, which were available for public tenders, has been granted to Wynn Resorts (Macau) Limited.

        Both Parties declare in their aforesaid capacities that, after the consultations between both Parties, they agree to enter into this Administrative Contract for The Concession License for Casino Gamings or Other Forms of Gaming Operations. This Administrative Contract shall be governed by the following regulations.

Chapter 1
Subject, Type, and Term of Concession

Article 1
Subject of Concession

1.
The subject of concession of this Concession Contract is the operation of casino gamings or other forms of gaming in the Macao Special Administrative Region of the People's Republic of China (hereinafter referred to as the "Macao Special Administrative Region" or "Concession Licensor").

2.
The Concession does not cover the operation of the following gaming activities:

(1)
Mutual Gaming;

(2)
Gaming activities provided to the public; nevertheless, the applicability of the provisions of Clause 7 of Article 3 of Law No. 16/2001 shall not be obstructed;

(3)
Interactive Gaming;

(4)
Gaming or any other forms of gaming, betting, or gaming business conducted in a vessel or aircraft; nevertheless, the applicability of the provisions of Clause 3.1 and Clause 4 of Article 5 of Law No. 16/2001 shall not be obstructed.

Article 2
Object of Concession

        The Concessionaire shall have the following obligations:

  (1)
  To ensure the proper operation and running of casino gamings or other forms of gaming;

  (2)
  In the operation and running of casino gamings or other forms of gaming, only persons who possess the proper qualifications to hold such positions and assume such responsibilities shall be employed;

  (3)
  To operate and run casino gamings or other forms of gaming, in a manner which is. fair, honest, and free of the influence of criminal activities;

  (4)
  To maintain and protect the interests of the Macao Special Administrative Region in receiving taxes originating from the operation of the Concessionaire's casinos and other gaming zones.

Article 3
Applicable Laws and Competent Courts

1.
This Concession shall only be bound by the-laws of the Macao Special Administrative Region.

2.
The Concessionaire accepts and submits itself to the exclusive jurisdiction of the Courts of the Macao Special Administrative Region in the ruling of any disputes or conflicts of interests which may arise. Therefore, it waives its right to institute legal proceedings with any court in any area outside the Macao Special Administrative Region.

Article 4
Abiding by the Laws of the Macao Special Administrative Region

        The Concessionaire shall abide by the applicable laws of the Macao Special Administrative Region and give up adducing the laws of a place outside the Macao Special Administrative Region, particularly for the purpose of exempting the performance of obligations or acts which it must perform or which are imposed on it.

Article 5
Participation in the Operation of Casino Gamings or Other Forms of Gaming in Other Jurisdictions

1.
If the Concessionaire participates in the procedures of granting licenses or concessions and the operation of casino gamings or other forms of gaming, as well as the operation of casino gamings or other forms of gaming in any other jurisdiction, including the participation merely through a management contract, it shall inform the Government of the Macao Special Administrative Region (hereinafter referred to as the "Government") of such a fact. If the Concessionaire is aware that any of its directors, any of its controlling shareholders, including the ultimate controlling shareholder, or if any one who directly or indirectly holds 10% or over 10% of the company capital of the Concessionaire bias participated in tie. same as mentioned above, it shall also inform the Government immediately.

2.
For the applicability of the provisions of the aforesaid clause, the Concessionaire shall, based on the specific circumstances, provide the Government with all the documents, materials or information so requested; or it shall take measures to obtain the aforesaid documents, materials or information which are required to be provided to the Government. However, documents, materials or information which are confidential pursuant to the provisions of law shall be excepted.

Article 6
The Concessionary System

        The concessionary system is composed of a legal framework, and such a legal framework includes the legal system governing the operation of casino gamings or other forms of gaming adopted in Law No. 16/2001, Administrative Regulation No. 26/2001, Rules for the Implementation of Gaming, particularly the rules stated in Article 55 of Law No. 16/2001, other complementary regulations to Law No. 16/2001, and this Concession Contract.

Article 7
Operation of Business in Concession

        The Concessionaire shall operate the business in concession pursuant to the provisions and conditions set forth in this Concession Contract.

Article 8
Term of Concession

1.
The duration of this Concession Contract shall be 20 years, commencing from 27th June 2002 until 26th June 2022.

2.
The aforesaid provisions shall not obstruct the applicability of those terms in this Concession Contract which are still effective even after the expiry of the Term of Concession.

Chapter 2
Places for the Operation and Running of Casinos and Other Gaming Zones

Article 9
Premises for Operating the Business in Concession

1.
In carrying on its business, the Concessionaire can only operate casino gamings or other forms of gaming in those casinos and other gaming zones which have been pre-approved and classified by the Government.

2.
The re-assigned usage of any other premises which are for the operation of the business in concession shall be subject to the approval of the Government.

Article 10
Gaming Types, Gaming Tables, and Electrical or Mechanical Gaming Machines

1.
The Concessionaire is licensed to operate all those forms of gaming referred to in Clause 3 of Article 3 of Law No. 16/2001, as well as other forms of gaming allowed pursuant to the provisions of Clauses 4 and 5 of the same Article. The Concessionaire is also allowed to operate any electrical or mechanical gaming machines, including "slot machines", pursuant to the provisions of laws.

2.
In December of each year, the Concessionaire shall submit to the Gambling Inspection and Coordination Bureau a list which specifies the quantities and locations of gaming tables and electrical or mechanical gaming machines, including "slot machines", which the Concessionaire intends to operate in the following year.

3.
The quantities and locations of gaming tables and electrical or mechanical gaming machines, including "slot machines" operated by the Concessionaire, may be changed by means of giving advance notice to the Gambling Inspection and Coordination Bureau.

Article 11
Continuous Operation of Casinos

1.
The Concessionaire shall open the casinos every day and every year.

2.
The, Concessionaire may set the daily hours during which the casinos and the activities carrying on therein are opened to the public; nevertheless, the applicability of the preceding clause shall not be obstructed.

3.
The Government shall be given advance notice regarding the daily hours during which the casinos and the activities carrying on therein are opened to the public, and the same shall also be posted at the entrance of the casinos.

4.
If the daily hours during which the casinos and the activities carrying on therein are opened to the public are to be changed, the Government shall be given at least 3-day advance notice.

Article 12
Temporary Suspensions of the Operation of Casinos and Other Gaming Zones

1.
If the Concessionaire intends to temporarily suspend the operation of one or more casinos and other gaming zones at a certain period of time on one or more days, it shall request the Government's approval by submitting an expository application at least 3 days in advance.

2.
In the event of emergencies or force majeure, particularly when life-threatening situations such as serious accidents, disasters or natural disasters occur, the approval mentioned in the preceding clause shall be exempted. In these circumstances, the Concessionaire shall inform the Government of the temporary suspension of the operation of casinos and other gaming zones as soon as possible.

Article 13
Electronic Surveillance and Monitoring Equipment

1.
The Concessionaire shall install electronic surveillance and monitoring equipment which have been approved by the Gambling Inspection and Coordination Bureau and which are of superior international quality, in the casinos and other gaming zones. Therefore, the Concessionaire shall make an application in writing to the said Bureau. The application shall specify the equipment intended to be installed and the relevant technical specifications shall be attached thereto. Moreover, the Gambling Inspection and Coordination Bureau may request the sample machines or samples of the aforesaid equipment be provided at any time.

2.
If so requested by the Gambling Inspection and Coordination Bureau, the Concessionaire shall also install electronic surveillance and monitoring equipment approved by the Bureau in other adjoining areas of the casinos and other gaming zones, or in other areas which have access to or are adjoining to such casinos and other gaming zones.

3.
If the Gambling Inspection and Coordination Bureau makes an expository request, especially when such requests are made in order to ensure that the electronic surveillance and monitoring equipment are maintained at the superior international quality mentioned in Clause 1, the Concessionaire shall procure the installation of the new electronic surveillance and monitoring equipment approved by the Bureau.

4.
If the Concessionaire is aware of any act or fact which constitutes an offence or illegal administrative act, and any illegal act or fact which is considered serious by the Concessionaire, the same shall be reported to a competent public authority as soon as possible.

Chapter 3
The Concessionaire

Article 14
Business operated by the Company, its Location and Form

1.
The business to be operated by the Concessionaire shall be limited to the operation of casino gamings or other forms of gaming.

2.
Subject to the Government's approval, the business to be operated by the Concessionaire may include businesses that are related to casino gamings or other forms of gaming.

3.
The Concessionaire shall maintain its company address in the Macao Special Administrative Region and shall maintain its form of organisation as a limited company by shares.

Article 15
Company Capital and Shares

1.
The Concessionaire shall maintain a company capital of not less than $200 million patacas.

2.
All of the company capital of the Concessionaire shall only be shown in registered evidences which indicate shares.

3.
The increase of the Concessionaire's company capital by means of public offering shall be subject to the Government's approval.

4.
The issue of priority shares by the Concessionaire shall be subject to the Government's approval.

5.
The setting-up or issue of shares which signify the types or classes of the company capital of the Concessionaire as well as the conversion of such shares shall be subject to the Government's approval. Moreover, the applicability of the provisions of the preceding clause shall not be obstructed.

6.
The Concessionaire shall take measures so that all the company capital of those bodies corporate which hold the shares of the Concessionaire, all the company capital of those bodies corporate which hold such company capital contribution of such bodies corporate, and so forth all the way up to all the company capital of natural persons or bodies corporate which belong to the ultimate holders of the company capital contribution, are merely shown by way of registered evidences which indicate shares. However, in the case of bodies corporates which are authorized to be listed in the securities exchange, whose shares that are traded in the securities exchange shall be exempted from such restrictions.

Article 16
Transfer of Shares and Setting-Up of Encumbrances

1.
The living transfer (in whatsoever name) of or setting-up encumbrances against the title of ownership of shares which show the company capital of the Concessionaire or other rights of such shares, as well as the performing of any act which involves the conferring of the voting rights or other shareholders rights upon any person other than the original holder of such rights, shall be subject to the Government's approval.

2.
If a situation arises as indicated in the preceding clause, the Concessionaire shall in any circumstance have the obligation to refuse to make such records for any entities which obtain or hold shares showing their company capital in a way which violates this Concession Contract or provisions of the law. Moreover, the Concessionaire shall not acknowledge the shareholder capacity of the said entities and shall not perform any act which acknowledges in an express or implied manner any effect of the living transfer or setting-up of encumbrances mentioned in the preceding clause.

3.
If a post-mortal transfer of the title of ownership of shares which show the company capital of the Concessionaire or other rights of such shares is to be carried out, the Government shall be informed as soon as possible. The Concessionaire shall meanwhile take measures to record such transfers onto its share register.

4.
After obtaining the approval mentioned in Clause 1, if the holder of the title of ownership of shares which show the company capital of the Concessionaire or if the holder of other rights of such shares transfers or sets up encumbrances against such title of ownership or rights, or if he performs any act which involves the conferring of the voting rights or other shareholders rights upon other persons, the Concessionaire shall be informed of such facts immediately. After making such records onto its share register or completing the equivalent procedures, the Concessionaire shall inform the Gambling Inspection and Coordination Bureau within 30 days thereof, and shall submit copies of documents which make such legal acts comply with the standard, and shall provide detailed information on any other provisions and conditions stipulated.

5.
The Concessionaire shall also take measures to procure the authorization of the Government on the following acts: The living transfer (in whatsoever name) of the title of ownership of the company capital contribution of the natural person or body corporate of the company capital contribution of shares which show the company capital of the Concessionaire's shareholders or other rights of such company capital contribution, the living transfer (in whatsoever name) of the title of ownership of the company capital of the natural person or body corporate of the aforesaid company capital contribution of the body corporate, and so forth all the way up to the living transfer (in whatsoever name) of the company capital of the natural person or body corporate of the ultimate holder of the company capital contribution; nevertheless, such transfers shall be limited to the direct or indirect company capital contribution of 5% or over 5% of the Concessionaire. In the case of bodies corporates which are authorized to be listed in the securities exchange, whose shares that are traded in the securities exchange shall be exempted from such restrictions.

6.
When the Concessionaire is aware of the following acts, it shall inform the Government immediately: the post-mortal transfer of the title of ownership of the company capital contribution of 5% or over 5% of the natural person or body corporate of the company capital contribution representing the holding of the company capital of the Concessionaire's shareholders, or (the post-mortal transfer of) other rights of such company capital contribution; the post-mortal transfer of 5% or over 5% of the company capital contribution of the natural person or body corporate of the company capital contribution of the aforesaid body corporate; and so forth all the way up to the post-mortal transfer of the company capital of the natural person or body corporate of the ultimate holder of the company capital contribution.

7.
When the Concessionaire is aware of the following acts, it shall inform the Government as soon as possible: the setting-up of encumbrances (in whatsoever name) against the company capital contribution which signifies the company capital of the Concessionaire shareholders; the setting-up of encumbrances (in whatsoever name) against the company capital contribution of the company capital contribution of the aforesaid shareholders, and so forth all the way up to the setting-up of encumbrances (in whatsoever name) against the company capital contribution of the company capital contribution of the ultimate holder. Nevertheless, it shall be indirectly limited to be corresponding to just 5% or over 5% of the company capital contribution of the Concessionaire's the company capital. If it is company capital contribution of the company capital of bodies corporates which are authorized to be listed in the securities exchange, whose shares that are traded in the securities exchange shall be exempted from such restrictions.

8.
The provisions of the preceding clause shall also apply to those conditions in which the performing of any act involves the conferring of the voting rights or other shareholders rights upon any person other than the original holder of such rights. In the case of bodies corporates which are authorized to be listed in the securities exchange, whose shares that are traded in the securities exchange shall be exempted from such restrictions.

9.
After proper coordinations, the provisions of Clause 4 shall be applicable to those acts of transfer (in whatsoever names) of the title of ownership of the company capital contribution referred to in Clause 5 or other rights of such company capital contribution.

10.
If one of the controlling shareholders of the Concessionaire is the concessionaire of casino gamings or has been granted a license to operate casino gaming in another jurisdiction, or it is a controlling shareholder of the concessionaire for operating casino gamings or it is a controlling shareholder of a company which has been granted a license to operate casino gaming in another jurisdiction, when it does not desire to continue to be a shareholder of the Concessionaire due to its receipt of the written instruction that it cannot continue to be a shareholder of the Concessionaire issued by the authorities which oversee the operational activities of casino gamings or other forms of gaming in that jurisdiction, if the Government considers that the said written instruction is not attributable to the acts of the Concessionaire or such controlling shareholder, then that controlling shareholder shall be authorized to transfer its capital contribution in the Concessionaire which he holds. However, if the capital contribution of such companies is acquired by a third party, it shall still be subject to the Government's approval.

Article 17
Issuance of Bonds

        The issuance of bonds by the Concessionaire shall be subject to the Government's approval.

Article 18
Listing in a Securities Exchange

1.
The Concessionaire or a company whose controlling shareholder is the Concessionaire shall not be listed in a securities exchange unless otherwise approved by the Government.

2.
The Concessionaire shall also have the obligation to take measures so that the body corporate, which is a controlling shareholder of the Concessionaire and whose primary business is to directly or indirectly implement the projects stated in the Investment Plan attached to this Concession Contract, will not, without giving advance notice to the Government, apply for listing in a securities exchange or perform any acts aiming at being allowed to be listed in a securities exchange.

3.
The application for consent mentioned in Clause 1 and the advance notice mentioned in the preceding clause shall be made or given by the Concessionaire and shall be attached with all the required documents and shall not obstruct the Government from requesting the furnishing of additional documents, materials, or information.

Article 19
Structure of Shareholders and Structure of Corporate Capital

1.
In December of each year, the Concessionaire shall submit to the Government such documents which set forth the structure of the Concessionaire's shareholders, the company capital structure of the body corporate, especially a company, which holds 5% or over 5% of the company capital of the Concessionaire, as well as the structure of the company capital of the body corporate which holds 5% or over 5% of the company capital of such body corporate, and so forth all the way up to the structure of the company capital of the natural person and body corporate who are the ultimate shareholders. Nevertheless, in the case of bodies, corporates which are, authorized to be listed in the securities exchange, whose shares that are traded in the securities exchange shall be exempted from such restrictions. Alternatively, a statement of declaration evidencing that such shareholder structure and company capital structure have not undergone any change shall be submitted.

2.
The Concessionaire shall also take measures so as to obtain statements of declaration which have been properly certified and which have been signed by every shareholder of the Concessionaire and the persons mentioned in the preceding clause. The content of such declarations shall be: they certify that they personally own the amount of company capital contribution as declared and that such company capital is name-registered, and copies of evidences showing such company capital contribution shall also be attached thereto and submitted together when submitting the most up-to-date information or statements of declaration referred to in the preceding clause.

Article 20
Prohibitions on Holding Concurrent Positions in the Company Organisation

1.
The Concessionaire shall have the obligation of not appointing individuals who hold positions in another concessionaire in the Macao Special Administrative Region, in a transferee of a concession, or in a company organisation of the management company of a concessionaire operating in the Macao Special Administrative Region, or in a management company having to do with the operations of casino gamings or other forms of gaming operations, to hold positions in its Board of Directors, Presidency of the Shareholders Meeting, Board of Supervisors or other company organisations.

2.
The Concessionaire shall inform the Government as soon as possible of such a fact whenever anyone is appointed to hold position in its Board of Directors, Presidency of the Shareholders Meeting, Board of Supervisors or other company organisations.

3.
The Government shall inform the Concessionaire of the facts relating to the appointment of anyone to hold position in the Board of Directors, Presidency of the Shareholders Meeting, Board of Supervisors or other company organisations of other Concessionaires operating in the Macao Special Administrative Region, transferees of such concessions, or management companies having to do with the operations of casino gamings or other forms of gaming operations in the Macao Special Administrative Region.

Article 21
Management

1.
The Concessionaire's delegation of management authority, including the appointment of the managing director, the scope of power of the managing director, term of authorization and any changes to the said acts of authorization, especially the changes involving the temporary substitution or definitive replacement of the managing director, shall be subject to the Government's approval. Therefore, the Concessionaire shall submit to the Government a draft of the resolutions of the Board of Directors of the Concessionaire, in which the proposal of the Concessionaire's delegation of management authority shall be stated, including the identity and particulars of the managing director, the scope of power of managing directors, term of authorization, and expositions on the substitution of the appointment of a managing director due to his lack of ability to attend to his duties for any reason, as well as any resolution on whether the substitution appointment of the managing director is a temporary substitution or permanent replacement. Before the Government gives its approval in respect of all the contents of the delegation of management authority, the Concessionaire's delegation of management authority shall not take any effect.

2.
If the Government does not approve the content of one or more items of the delegation of authority mentioned in the preceding clause, the Concessionaire must, within 15 days of the receipt of the notice concerning the Government's disapproval, submit a new draft of the resolutions to the Government. If it is the case that the designated candidate is not accepted, the Concessionaire shall also submit the form stated in Appendix II of the Administrative Regulation No. 26/2001 which has been properly filled in by the newly designated managing director.

3.
Unless otherwise approved by the Government, the Concessionaire shall have the obligation not to make any appointment or authorization, so as to delegate on a foundation of stable relationship the powers which are within the limit of authority of the Board of Directors and which are legal acts entered into in the name of the Concessionaire and which are related to the operating enterprise. Nevertheless, the powers to perform acts which are solely of the nature of regular affairs, especially the powers to perform such acts in public authorities or public organisations, shall be exempted from these limitations.

Article 22
Articles of Association and Prospective Company Agreement

1.
Any amendments to the Concessionaire's Articles of Association shall be subject to the Government's approval.

2.
The draft of the amendments to the Concessionaire's Articles of Association shall be submitted to the Government for review and approval at least 30 days prior to the date on which the shareholders meeting for deliberating such amendments is to be convened.

3.
Within 30 days from signing the documents which serve as the evidence of any amendments to the Articles of Association, the Concessionaire shall submit copies of the certified documents to the Government.

4.
The Concessionaire shall inform the Government of any prospective company agreement which it is aware of. Therefore, in addition to other measures which may be taken or shall be taken, the Concessionaire shall also, within 15 days prior to the convention of any shareholders meeting, (or in the case of a shareholders meeting which is held before it is called for, then during the proceedings of such shareholders meeting), enquire with the shareholders to see if there is any prospective company agreement, especially prospective company agreements which are related to the exercise of voting rights or other shareholder's rights, and the Government shall be informed of the results of the aforesaid measures that have been taken.

5.
For the applicability of the provisions of the preceding clause, the Concessionaire shall, at an interval of every 6 months, enquire with the shareholders holding 5% or over 5% of the Concessionaire's company capital, the Concessionaire's directors, and key employees holding prominent positions at the casinos to see whether they are aware of any fact which may be of significance to the Concessionaire's or to their proper qualifications. Moreover, that shall not obstruct the Concessionaire from informing the Government as soon as possible when the Concessionaire is aware of any significant facts.

Article 23
Obligation to Provide Information

1.
In addition to those other obligations of providing information as stipulated by the concessionary system stated in Article 6, the Concessionaire shall also have the following obligations:

(1)
Inform the Government of any situation which may affect the normal operation of the Concessionaire as soon as possible, such as: situations concerning the Concessionaire's ability to satisfy payment or the ability of repayment; any legal proceedings which are commenced against the Concessionaire, any of its directors, any shareholder holding 5% or over 5% of its company capital or any of its key employees holding a prominent position at the casinos; any act or fact which takes place at its casinos and other gaming zones and which constitutes an offence or illegal administrative act and known by the Concessionaire; any hostile act against the Concessionaire or a position-holder of its company organisation taken by any position-holder or officer of any organisation of the public administration authorities, including the officers of the security forces and law and order department in the Macao Special Administrative Region;

(2)
Inform the Government of the following events as soon as possible: all incidents that may affect or obstruct the timely and complete performance of any of the obligations arising from this Concession Contract, all incidents that may constitute a heavy burden or great difficulty in the timely and complete performance of such obligations, or all incidents that may constitute a reason for revoking the concession pursuant to the provisions of Chapter 19;

(3)
Inform the Government of any of the following facts or matters as soon as possible:

(i)
Fixed or incidental, regular or special renumeration received by the directors of the Concessionaire, financers of the company, and key employees holding prominent positions in the casinos in the form of salary, income, wages, service charge, or any other description; as well as the mechanism, if any, of the sharing of profits of the Concessionaire by the aforesaid entities;

(ii)
Currently existing welfare or welfare to be established, including the way profits are distributed;

(iii)
Management contracts and contracts for providing services that currently exist or suggested by the Concessionaire.

(4)
Submit certified copies of the following documents to the Government as soon as possible:

(i)
Contracts or other documents which serve as the documentary evidence showing any of the renumeration or describe such renumeration stated in the preceding item (1) or;

(ii)
Contracts or other documents which serve as the documentary evidence showing any of the currently existing welfare or which describe such welfare or manner to be established or the way profits are distributed;

(iii)
Management contracts and contracts for providing services that currently exist or suggested by the Concessionaire.

(5)
Inform the Government as soon as possible of any imminent or foreseeable material changes to the economic and financial status of the Concessionaire and any of the following entities:

(i)
Controlling shareholders of the Concessionaire;

(ii)
Entities closely associated with the Concessionaire, especially those entities which undertake or guarantee to provide financing for the investments to be launched by or obligations to be taken up by the Concessionaire pursuant to the provisions of this Contract;

    (iii)
    Pursuant to the provisions of Item (2) of Clause 1 of Article 18 of Law No. 16/2001, shareholders holding 5% or over 5% of the company capital of the Concessionaire who undertake or guarantee to provide financing for the investments to be launched by or obligations to be taken up by the Concessionaire pursuant to the provisions of the Contract;

  (6)
  Inform the Government as soon as possible of the fact that the average annual turnover between the Concessionaire and a third party has already reached two hundred and fifty million patacas or over two hundred and fifty million patacas;

  (7)
  Submit documents which contain all the bank ledgers and balances of the Concessionaire to the Gambling Inspection and Coordination Bureau in January of each year;

  (8)
  Provide supplementary or additional materials requested by the Government as soon as possible;

  (9)
  Provide information and materials to the Gambling Inspection and Coordination Bureau and the Finance Services Bureau which are required for the smooth discharge of their own duties.

2.
The Government may stipulate that the obligations stated in items (3) and (4) in the preceding clause shall be performed once every year.

Chapter 4
Management Company

Article 24
Obligation to Give Advance Notice and Government's Approval

1.
The Concessionaire shall give the Government at least 90-day advance notice of its intent to enter into a contract with a management company.

2.
When the Concessionaire intends to enter into a contract with the management company which will enable the management company to possess the power to manage the Concessionaire, it shall make a request to the Government for approval.

3.
For the applicability of the provisions of the preceding clause, certified copies of the Articles of Association of the management company or equivalent documents and the draft of the said management contract shall be submitted by the Concessionaire together with the application requesting such approval.

Chapter 5
Proper Qualifications

Article 25
Proper Qualifications of the Concessionaire

1.
The Concessionaire shall maintain its proper qualifications during the concession term pursuant to the provisions of the law.

2.
For the applicability of the provisions of the preceding clause, the Concessionaire shall submit to the on-going and long-term inspection and monitoring of the Government according to law.

3.
The Concessionaire shall pay the fees for verifying whether it possesses the proper qualifications as soon as possible. Therefore, the Gambling Inspection and Coordination Bureau shall issue a document listing the said fees which shall become the conclusive evidence of such fees.

Article 26
Proper Qualifications of the Shareholders, Directors, and Key Employees of the Concessionaire and of the Management Company

1.
Shareholders holding 5% or over 5% of the Concessionaire's company capital, the Concessionaire's directors, and key employees holding prominent positions at the casinos shall maintain their proper qualifications during the effective term of the concession pursuant to the provisions of the law.

2.
For the applicability of the provisions of the preceding clause, the shareholders holding 5% or over 5% of the Concessionaire's company capital, the Concessionaire's directors, and key employees holding prominent positions at the casinos shall submit themselves to the on-going and long-term inspection and monitoring of the Government according to law.

3.
The Concessionaire shall take measures so that the shareholders holding 5% or over 5% of the Concessionaire's company capital, the Concessionaire's directors, and key employees holding prominent positions at the casinos maintain proper qualifications during the effective term of the concession and are fully aware that the proper qualifications of such shareholders, directors, and key employees are reflected in the proper qualifications of the Concessionaire.

4.
The Concessionaire shall require the shareholders holding 5% or over 5% of the Concessionaire's company capital, the Concessionaire's directors, and key employees holding prominent positions at the casinos to inform the Government as soon as possible when they are aware of any fact which may be of significance to the Concessionaire's or to their proper qualifications.

5.
For the applicability of the provisions of the preceding clause, the Concessionaire shall, at an interval of every 6 months, enquire with the shareholders holding 5% or over 5% of the Concessionaire's company capital, the Concessionaire's directors, and key employees holding prominent positions at the casinos to see whether they are aware of any fact which may be of significance to the Concessionaire's or to their proper qualifications. Moreover, that shall not obstruct the Concessionaire from informing the Government as soon as possible when the Concessionaire is aware of any significant facts.

6.
If the Concessionaire is aware of any facts which may be of significance to the proper qualifications of the shareholders holding 5% or over 5% of the Concessionaire's company capital, the Concessionaire's directors, and key employees holding prominent positions at the casinos, it shall inform the Government as soon as possible.

7.
The Concessionaire shall take measures so that the management company with whom contracts are entered into, shareholders holding 5% or over 5% of the company capital of the management company, directors of the management company, and key employees holding prominent positions at the casinos will maintain their proper qualifications during the effective term of the concession, and that they are fully aware that the proper qualifications of the management company and its shareholders, directors, and key employees are reflected in the proper qualifications of the Concessionaire.

8.
The provisions of Clause 3 of the preceding article shall be applicable to the procedures for determining whether proper qualifications are possessed by the shareholders holding 5% or over 5% of the Concessionaire's company capital, shareholders holding 5% or over 5% of the company capital of the management company, directors of the Concessionaire and management company, and key employees holding prominent positions at the casinos.

Article 27
Special Obligations for Cooperation

        Apart from the general obligations for cooperation stated in Article 67, the Concessionaire shall also have the obligations to provide the Government immediately with any document, materials, or information which the Government deems necessary for, determining whether the Concessionaire has possessed proper qualifications.

Article 28
Special Obligation for Notification

1.
If the Concessionaire is aware of the termination of the license or concession for operating casino gamings or other forms of gaming in any jurisdiction held by any shareholder holding 5% or over 5% of the company capital of the Concessionaire, it shall inform the Government as soon as possible.

2.
If the Concessionaire is aware of any investigations by an organisation overseeing the operations and activities of casino gamings or other forms of gaming in another jurisdiction which are carried out in respect of some facts which may cause the said organisation to impose penalties, and suspend or influence in any manner the license or concession for operating casino gamings or other forms of gaming obtained in that jurisdiction by any shareholder holding 5% or over 5% of the company capital of the concessionaire, it shall inform the Government as soon as possible.

Chapter 6
Financial Ability and Financing

Article 29
The Concessionaire's Financial Ability

1.
The Concessionaire shall maintain its financial ability so as to operate the business in concession and to perform its obligations in any aspect relating to its business and to launch investments or assume obligations stipulated in the Contract in a timely and complete manner pursuant to the provisions of this, Concession Contract, especially pursuant to the provisions of the Investment Plan attached to this Concession Contract.

2.
For the applicability of the provisions of the preceding clause, the Concessionaire and shareholders holding 5% or over 5% of the company capital of the concessionaire shall submit to themselves the on-going and long-term inspection and monitoring of the Government according to law.

3.
The Concessionaire shall pay the fees for verifying whether the Concessionaire and shareholders holding 5% or over 5% of the company capital of the Concessionaire possess the financial ability as soon as possible. Therefore, the Gambling Inspection and Coordination Bureau shall issue a document listing the said fees which shall become the conclusive evidence of such fees.

Article 30
Consumer Credit and Similar Contracts

1.
The Concessionaire shall have the obligation to inform the Government of the facts relating to any consumer credit which is worth over thirty million patacas and provided to a third party or any similar contracts entered into with a third party.

2.
The Concessionaire shall have the obligation not to provide its directors, shareholders, or key employees holding prominent positions in the casinos with any consumer credit and not to enter into any similar contracts with the same, unless otherwise approved by the Government.

3.
The Concessionaire shall have the obligation not to enter into any contracts with business enterpreneurs which may enable them to have the power to manage or participate in the management of the Concessionaire, including "step in rights" contracts; unless otherwise approved by the Government.

Article 31
Bearing of Risks

1.
The Concessionaire expressly indicates that it shall bear all the liabilities, and shall solely bear such responsibilities, in respect of all the inherent risks and the risks related to the Concessionaire's financial ability and financing; nevertheless, the applicability of the provisions of Articles 40 and 75 of this Concession Contract shall not be obstructed;

2.
The Concession Licensor shall not bear any obligation or assume any responsibility or risk in respect of the financing of the Concessionaire.

Article 32
Obtaining Financing

1.
The Concessionaire shall obtain the required financing so as to perform its obligations in any aspect relating to its business and to launch investments or assume obligations stipulated in this Contract in a timely and complete manner pursuant to the provisions of this Concession Contract, especially pursuant to the provisions of the Investment Plan attached to this Concession Contract.

2.
Any contest or defense method arising from the establishment of a contractual relationship between the Concessionaire and a third party, including the entity providing the financing and the Concessionaire's shareholders, for the obtaining of the financing mentioned in the preceding clause, shall not be used against the Concession Licensor.

Article 33
Statutory Reserve

        The Concessionaire shall maintain a reserve as required by law.

Article 34
Special Obligations for Cooperation

1.
Apart from the general obligations for cooperation stated in Article 67, the Concessionaire shall also have the obligation to provide the Government immediately with any document, materials, or information which the Government deems necessary for determining whether the Concessionaire has maintained its proper financial ability.

2.
If the value involved is equivalent to or over eight million Patacas, the Concessionaire shall inform the Government as soon as possible of any such consumer credit, pledge, announcement of liabilities, guarantee, or any other liabilities assumed or to be assumed in order to secure the provision of financing for the Concessionaire's business in whatsoever aspect.

3.
The Concessionaire shall submit to the Government as soon as possible certified copies of those documents relating to any consumer credit, pledge, announcement of liabilities, guarantee, or any other liabilities assumed or to be assumed in order to secure the provision of financing for the Concessionaire's business in whatsoever aspect.

4.
The Concessionaire shall take measures so as to obtain and to submit to the Government a statement of declaration signed by every controlling shareholder of the Concessionaire, including the ultimate controlling shareholders, whose content is they agree to be bound by the aforesaid special obligations for cooperation. Therefore, at the request of the Government, they shall provide all the documents, materials, information or evidence, and shall give any permission.

Chapter 7
Investment Plan

Article 35
Investment Plan

1.
The Concessionaire shall implement the Investment Plan as provided in the Investment Plan attached to this Concession Contract.

2.
The Concessionaire shall have the following obligations, particularly to:

(1)
use the labor force of quality in all the projects;

(2)
when any enterprise is to be engaged or any worker is to be employed in the implementation of any project stated in the Investment Plan attached hereto, an enterprise which has been engaged in business in the Macao Special Administrative Region for a long time or a local enterprise or a worker in the Macao Special Administrative Region shall be engaged or employed in priority;

(3)
in the formulation of any engineering projects in relation to any project stated in the Investment Plan attached hereto, observe the current technical specifications and technical regulations of the Macao Special Administrative Region, especially the "Technical Regulations on Land Work" approved by Decree No. 47/96/M on 26th August and the "Regulations on Safety and Loads of Building Structure and Bridge Structure" approved by Decree No. 56/96/M on 16th September and any instructions and approval document of any government agency and any instructions of the producer or any entity who is provided with any patent right;

(4)
in the submission of any project stated in the Investment Plan attached hereto to the Lands, Public Works and Transport Bureau for its approval, the Concessionaire shall submit a quality control manual approved by the Lands, Public Works and Transport Bureau and developed by an entity which is technically qualified by the Bureau and which can demonstrate its experience in the same and similar work, a working plan and the relevant books of original entry in finance and work, samples of important materials and the curriculum vitae of the person in charge of each construction discipline in addition to the other documents stipulated in the current laws and regulations, especially Decree No. 79/85/M dated 21st August. If no quality control manual is submitted or the quality control manual submitted is not approved, the Concessionaire shall observe the quality control manual developed by such a professional entity as specified by the Lands, Public Works and Transport Bureau at that time;

  (5)
  strictly implement the approved project in accordance with the provisions of the current laws and regulations and the internationally recognized standards and industry regulations for the similar project or supply;

  (6)
  meet the deadline for the construction of the project stated in the Investment Plan attached hereto and the deadline for opening the project to the public;

  (7)
  use the materials, systems and equipment of high quality, which are certified and approved, consistent with international standards and are generally recognized by the international community, in the implementation of the project stated in the Investment Plan attached hereto;

  (8)
  maintain the quality of all the projects stated in the Investment Plan attached hereto in accordance with high international quality standards;

  (9)
  ensure that the business premises in the facilities meet high international quality standards;

  (10)
  maintain modernized, highly efficient and high-quality management in accordance with high international quality standards; and

  (11)
  inform the Government of all the relevant situation as soon as possible by means of a report elaborating on the situation and explaining its reason when any situation which has resulted in or may result in any material change to the normal progress of the work in the construction stage of the Concessionaire's facilities or in the operation stage of the Concessionaire's business in any respect or when any structural abnormality or other abnormality occurs in the Concessionaire's facilities, the report shall indicate the assistance (if any) provided by an entity which is widely recognized to be qualified and reputed outside the Concessionaire and indicate the measures adopted or to be adopted for the solution of such problems.

3.
The Concessionaire shall be responsible to the Concession Licensor or a third party for any damage which is attributable to the inadequacy, error or gross negligence of the Concessionaire in the design and scope of the project, the implementation of the building works and the maintenance of the buildings within the Investment Plan, attached hereto.

4.
The Government may authorize a change to be made to the time limit mentioned in Item (6) of Clause 2 without having to amend this Concession Contract.

5.
The Government undertakes to enable the Concessionaire to be able to directly or indirectly as provided by law implement the projects stated in the Investment Plan attached to this Concession Contract.

Article 36
Modification of Any Project Listed in the Investment Plan

1.
In the execution of the Investment Plan attached hereto, the Government may require the furnishing of any document or enforce any modification in relation to the implementation of any project listed in the Investment Plan in order to ensure the compliance with the current technical specifications and technical regulations and ensure the attainment of the required quality standards.

2.
The Government shall not enforce any modification of the said project to such an extent as to increase the total amount stated in Article 39.

Article 37
Supervision

1.
The Government shall, especially through the Lands, Public Works and Transport Bureau, follow up and supervise the implementation of the project, especially the execution of the working plan and the quality of the materials, systems and equipment in accordance with the contents in the Investment Plan attached hereto and on the basis of the provisions of applicable laws and regulations.

2.
The Lands, Public Works and Transport Bureau shall inform the Concessionaire of the Bureau's representative designated for the follow-up and supervision of the implementation of the project. If more than one representative is in-charge of the follow-up and supervision of the implementation of the project, one of them shall be assigned as the chief.

3.
For the applicability of the provisions in Clause 1, the Concessionaire shall submit a detailed report of the implementation progress in writing each month, which is exhibited in the Investment Plan attached to this Concession Contract; the monthly. report shall at least state the:

(1)
major events, number of workers, quantities of materials, systems and equipment;

(2)
progress of the working plan (progress control);

(3)
latest information on books of original entry in finance and work;

(4)
project, supply, methods to be adopted and the demands for materials, systems and equipment;

(5)
major measures taken to ensure the execution of the working plan;

(6)
work to be launched in order to correct any deviation;

4.
The Concessionaire shall submit additional detailed reports in writing if necessary, especially when the normal working progress in the execution of the Investment Plan attached to this Concession Contract is affected.

5.
If so requested by the Government, the Concessionaire shall submit any document within the specified period, especially the textual and graphical information on the Investment Plan attached to this Concession Contract.

6.
The Concessionaire shall also provide all such descriptions and information as required to supplement the documents stated in the preceding clause.

7.
If there is any doubt about the quality of the work, the Government may procure the enforcement of any test other than the test planned by the Concessionaire and if necessary, seek opinions from the Concessionaire about the decision-making rules adopted in the test.

8.
The expenses required for the test stated in the preceding clause and to make good the defects found shall be borne by the Concessionaire.

9.
Any order, announcement or notice in relation to the technical aspect of the implementation of the project shall be given by the Government to the technical officer of the project, especially directly through the Lands, Public Works and Transport Bureau.

10.
The technical officer of the project shall be devoted to following up the relevant work and shall arrive at the construction site when so called upon.

11.
If the implementation of the project is found to be inconsistent with the approved project or in violation of the provisions of any law, regulation or the contract, the Government may, especially through the Lands, Public Works and Transport Bureau, suspend and put a ban on the implementation of the project.

12.
The power of the supervision on the performance of the obligations under this Concession Contract shall not result in any responsibility on the part of the Concession Licensor for the implementation of the building project; the Concessionaire shall solely be held responsible for anything imperfect or any defect in the design, implementation or operation of the project, unless the same is caused by the decision of the Concession Licensor.

Article 38
Contracting and Subcontracting

        A third party's contracting or subcontracting shall not relieve the Concessionaire of any statutory obligations or contractual obligations hereunder.

Article 39
Appropriation of the Balance of the Investment in the Investment Plan

        After the completion of the project stated in the Investment Plan attached to this Concession Contract, the Concessionaire shall use any balance in the projects in relation to its business, which is specified by itself and accepted by the Government, or in a project specified by the Government, which is of material public interest to the Macao Special Administrative Region if the total expenses directly or indirectly incurred by the Concessionaire are lower than the budgetary investment of Four Billion Patacas as reflected in the said investment plan and in the tender submitted by the Concessionaire in its capacity as a bidder for the first process of open and public tenders for the (3) concession licenses for operating casino gamings or other forms of gaming.

Article 40
Insurance

1.
The Concessionaire shall enter into and maintain insurance contracts to be renewed in order to ensure the effective and complete protection against the inherent risks in the development of the business covered in the concession. Such insurance shall be taken out with the insurance companies authorized to operate in the Macao Special Administrative Region; if it is not feasible to take out insurance with such insurance companies or an excessive burden may be imposed on the Concessionaire, the insurance may be taken out with an insurance company outside Macao subject to the consent of the Government.

2.
The Concessionaire shall especially ensure the conclusion of they following insurance contracts and maintain their validity:

(1)
to insure the Concessionaire's working personnel against such risks as accidents at work and occupational diseases;

(2)
to insure the vehicles owned by the Concessionaire against such risks as civil liabilities;

(3)
to insure the vessels, aircraft or other air vehicles owned by the Concessionaire or chartered by the Concessionaire by means of the financial leasing system against risks such as civil liabilities;

(4)
to insure installed publicity materials against risks such as civil liabilities;

(5)
to take out general civil liability insurance against the risks related to the operation of casino gamings or other forms of gaming in the Macao Special Administrative Region, the development of the other business in concession, which are not insured against by means of any other insurance contract;

  (6)
  to insure buildings, furniture, equipment and other properties covered in the business in concession against risks of damage;

  (7)
  to take out building insurance (against all risks, including civil liability insurance) for any project of the buildings or any works to be carried out within the buildings in relation to the business covered in the concession.

3.
The protection by means of the insurance stated in Item (6) of the preceding clause shall be all risks insurance which shall at least cover the following items:

(1)
fire, thunder and lightning or explosion (in whatsoever nature);

(2)
pipe bursting; leakage or spillage of reservoir, boiler, pipeline, underground reservoir, lavatory basin or any other water conveyance;

(3)
flood, typhoon, tropical storm, volcano eruption, earthquake or other natural disaster;

(4)
aircraft or any other air vehicle, fall of aircraft or any other air vehicle or fall or collision of articles jettisoned;

(5)
vehicle collision;

(6)
theft or robbery;

(7)
strike, attack, riot, disturbance of public order or any other fact in similar nature.

4.
The insurance amount or minimum insurance amount of those insured items stated in Clause 2 shall be as follows:

(1)
the insured amount stated in Items (1) to (4) shall be handled pursuant to the provisions of the current laws and regulations;

(2)
the insured amount stated in Item (5) shall be determined by the Government after the consideration of the turnover of the business in concession, risk occurrence index in the preceding year and other parameters;

(3)
the insured amount stated in Item (6) shall be equal to the net value of the, property designated, which means the gross value less the accumulated depreciation;

(4)
the insured amount stated in Item (7) shall be the total value of the project.

5.
The Concessionaire shall also ensure that the entity which has entered into contracts with it shall have taken out effective insurance against accidents at work and occupational diseases.

6.
The Concessionaire shall prove to the Government that all the insurance contracts entered into are completely effective. Copies of the insurance contracts shall be submitted to the Government at the time of signing and renewal of such insurance contracts.

7.
Before the copies stated in the preceding clause are submitted to the Government, the Concessionaire shall have the obligation not to launch any project or works.

8.
Unless otherwise authorized by the Government, the Concessionaire shall not cancel, suspend, modify or replace any insurance contract unless solely for the replacement of insurance entities. Under these circumstances, the Concessionaire shall inform the Government of such facts as soon as possible.

9.
If the Concessionaire fails to pay any insurance premium, the Government may carry out the calculation for the Concessionaire and use the security deposit which guarantees the Concessionaire's performance of its statutory obligations or contractual obligations hereunder for the direct payment of the premium.

Chapter 8
Property

Article 41
Property of Macao Special Administrative Region

1.
The Concessionaire shall following the instruction of the Gambling Inspection and Coordination Bureau ensure the custody or replacement of the property of the Macao Special Administrative Region, which is provided by the temporary transfer of the enjoyment, return and use thereof for the purpose of the operation of the business in concession.

2.
The Concessionaire shall ensure the preservation of the land and natural resources under the administration of the Government such as provided in Article 7 of the "Basic Law of Macao Special Administrative Region", which is provided or to be provided by means of leasing or concession for the purpose of the operation of the business in concession.

Article 42
Other Properties

1.
The casinos and the equipment and tools used for the gaming business shall be located within the real estate owned by the Concessionaire. No encumbrances shall be set up for the casino, such equipment and tools unless otherwise approved by the Government.

2.
Notwithstanding the granting of the approval stated in the preceding clause, the Concessionaire shall still free the casino and the equipment and tools used for the gaming business, including those outside the casino, from any encumbrance upon the extinguishment of the concession.

3.
The casino shall not be located within the real estate whose use and return are secured by means of any leasing contract in any nature or any contract of any other kind, which does not furnish the Concessionaire with the complete title of ownership, namely a non-typical contract, unless otherwise approved by the Government. Particularly, it is acceptable to stipulate a condition in the said approval that the Concessionaire shall procure the independent unit where the casino is located one hundred and eighty (180) days before such a date as fixed in Clause 1 of Article 43 so as to put the casino under the ownership of the Macao Special Administrative Region unless the concession is revoked before such date, in which event such a procurement shall be made as soon as possible.

4.
After proper consent has been obtained, the Concessionaire shall provide the Government with copies of the contracts stated in the preceding clause and the copies of all the alterations of and amendments to the contracts even if such contracts, alterations or amendments have retroactive effects.

5.
The Concessionaire shall locate all of its casinos within the building or building complex governed by the system of "floor-by-floor" ownership even though the buildings or building complexes constitute an economic or a functional unit so as to make the casinos one or more independent units with areas precisely identified and delineated.

6.
For the applicability of the provisions of the preceding clause, the Concessionaire shall submit to the Government the certificates of the registration of the property governed by the system of "floor-by-floor" ownership as soon as possible, which, shall contain the descriptions of all the independent units with the attachment of drawings with areas determined and delineated.

7.
The Concessionaire shall have any amendment to the certificate of "floor-by-floor" ownership registered and submit the certificate of the property registration through the Finance Services Bureau to the Government as soon as possible.

8.
The Concessionaire shall also submit the regulations of "floor-by-floor" buildings under the system of "floor-by-floor" ownership to the Government for approval.

Article 43
Entitlement to Casinos and Facilities and Tools Used for Gaming Business

1.
On 26th June 2022, the Concession Licensor shall be automatically entitled to the casino, the facilities and the tools used for gaming business including the facilities and tools outside the casino without compensation except when the concession is revoked prior to the said date. Upon delivery of such properties, the Concessionaire shall assure that such properties are being kept properly and in good operation conditions but excluding the normal wear and tear occurring in the use of such properties in compliance with the provisions of this Concession Contract. In addition, such properties shall not be subject to any encumbrance.

2.
The Concessionaire shall deliver immediately the properties referred to in the previous clause.

3.
In the event that the Concessionaire fails to deliver the properties referred to in Clause 1, the Government shall take possession of such properties immediately by administrative means and the relevant expenses shall be paid from the security deposit for warranting the Concessionaire's performance of its statutory obligations or contractual obligations.

4.
On the date mentioned in Clause 1, the Government shall inspect the properties referred to in Article 41 and Article 42 in order to inspect the keeping and maintenance conditions of such properties and shall record the examination in writing. During inspection, the representative(s) of the Concessionaire may participate on the spot.

5.
Upon dissolution or liquidation of the Concessionaire, if without the certification of the Government by means of the compulsory liquidation procedure referred to in the clause hereinbelow that the properties returned are properly kept and in good, operation conditions, or in case of failure to indicate its capability of guaranteeing the payment of any sum payable to the Concession Licensor in terms of damages or any other purpose by means of any guarantee acceptable by the Government, then, the properties of the Concessionaire shall not be divided.

6.
The provision of the last part of Clause 1 shall not obstruct the normal renewal of the facilities and tools for the gaming business.

Article 44
Inventory Applicable to the Properties of the Business in Concession

1.
The Concessionaire shall prepare an inventory of properties in triplicate covering the properties and the rights used in the concession business and belonging to Macao Special Administrative Region and all the properties which the Macao Special Administrative Region is entitled to and shall update the information on the inventory of properties. For this purpose, the Concessionaire shall update no later than 31st May every year the relevant statement having undergone changes for submission to the Gambling Inspection and Coordination Bureau and the Finance Services Bureau respectively.

2.
In the year in which the concession term will expire, the aforesaid inventory shall be made sixty days prior to the termination of the concession.

3.
Under other circumstances that the concession is revoked, the inventory referred to in Clause 1 shall be proceeded at the date and time set by the Government.

Article 45
Improvements

        The improvements made in any name to the properties referred to in Article 41 and attributable to the Concession Licensor shall not be endowed with the right to obtain any compensation or damages by the Concessionaire, and the Concessionaire shall not be required to remove the improvements.

Article 46
Concession of the Land Used by the Concessionaire

1.
In particular, the concessionary system of the land for use by the Concessionaire for operating the concession business shall be set by the relevant land concession contract.

2.
The land concession contract executed between the Government and the Concessionaire shall be bound by the provisions of the applicable part(s) of this Concession Contract.

Chapter 9
Premium

Article 47
Premium

1.
During the effective term of the concession, the Concessionaire shall pay an annual premium to Macao Special Administrative Region in return for the concession of operating the casino gamings or other forms of gaming.

2.
The amount of the annual premium payable by the Concessionaire shall be composed of a fixed amount and a variable amount.

3.
Pursuant to the provisions of the Order No. 215/2001 of the Chief Executive, the fixed amount of the annual premium to be paid by the Concessionaire shall be Thirty Million Patacas.

4.
The variable amount of the annual premium to be paid by the Concessionaire shall be calculated according to the number of gaming tables and electrical or mechanical gaming machines including "slot machines" under the operation of the Concessionaire.

5.
For the applicability of the provisions of the preceding clause:

(1)
The Concessionaire shall pay an annual amount of Three Hundred Thousand Patacas for the use of each gaming table exclusively assigned for the particular gaming or gamers, especially of those under operation in the gaming hall or zones;

(2)
The Concessionaire shall pay an annual amount of One Hundred and Fifty Thousand Patacas for the use of each gaming table not exclusively assigned for the particular gaming or gainers;

(3)
The Concessionaire shall pay an annual amount of One Thousand Patacas for each electrical or mechanical gaming machine including the "slot machines" under its operation.

6.
Regardless of the number of gaming tables under the operation of the Concessionaire at any time, the variable amount of the annual premium shall not be lower than the amount payable for one hundred gaming tables, due to long-term operation, exclusively assigned for the particular gaming or gainers, especially those under operation in the gaming hall or zones, and the amount payable for one hundred gaming tables under long-term operation not exclusively assigned for the particular gaming or gainers.

7.
The Concessionaire shall pay the fixed amount of the annual premium no later than the 10th day of January for the relevant year. The Government may also require payment in the form of monthly installments.

8.
The Concessionaire shall pay the variable amount of the annual premium covering the gaming tables and the electrical or mechanical gaming machines including "slot machines" under operation in the previous month no later than the 10th day of the month following the relevant month.

9.
In order to calculate the variable amount of the annual premium referred to in the preceding clause, the number of days for each gaming table and each electrical or mechanical gaming machine including the slot machine under operation of the Concessionaire in the relevant month shall be taken into consideration.

10.
The payment of the annual premium shall be made by means of forwarding the relevant payment voucher to the Shroff Counter of the Financial Office of Macao Special Administrative Region.

Chapter 10
Payment Stipulated in Item (7) and Item (8) of Article 22 of Law No. 16/2001

Article 48
Payment stipulated in Article 22(7) of Law No. 16/2001

1.
The Concessionaire shall make an annual payment to the Concession Licensor which equals to 1.6% of the gross gaming casino revenue which will be given to a government-designated public foundation whose object is the promotion, development, or study of cultural, social, economic, educational, scientific, academic, and charity activities.

2.
The payment mentioned in the preceding clause shall be paid by the Concessionaire to the Shroff Counter of the Department of Finance and Taxation of the Macao Special Administrative Region on a monthly basis and paid no later than the 10th day of the month following the relevant month.

3.
The funding referred to in Clause 1 shall be recorded by the Concession Licensor as part of its own budget.

Article 49
Payment stipulated in Article 22(8) of Law No. 16/2001

1.
The concessionaire shall make an annual payment to the Concession Licensor which equals to 2.4% of the gross gaming casino revenue which will be used for urban development and construction, promotion of tourism and social security of the Macao Special Administrative Region.

2.
The payment mentioned in the preceding clause shall be paid by the Concessionaire to the Shroff Counter of the Department of Finance and Taxation of the Macao Special Administrative Region on a monthly basis and paid no later than the 10th day of the month following the relevant month.

3.
The funding referred to in Clause 1 shall be recorded by the Concession Licensor as part of its own budget.

4.
The Government may designate one or more projects, or one or more entities to be the beneficial projects or entities to receive part of the funding paid.

5.
The Government and the Concessionaire may agree to give the funding to one or more projects or one or more entities, and the upper limit of the amount of the total funding shall be set at 1.2% of the gross income of the gaming operations. Under such circumstances, the Concessionaire may give such funding directly, and the amount of the funding payable to the Shroff Counter of the Financial Office of Macao Special Administrative region as referred to in Clause 1 shall be decreased accordingly.

Chapter 11
Obligations of Tax Payment and Submission of Documents

Article 50
Special Gaming Tax

1.
The Concessionaire shall pay the Macao Special Administrative Region a special gambling tax required by law in twelve monthly installments to be paid to the Government no later than the 10th day of the month following the relevant month.

2.
The payment of the special gambling tax shall be made in Patacas or currencies other than Patacas which are acceptable by the Government.

3.
If the special gambling tax is paid in Patacas, the tax payment shall be made direct to the Treasury of the Public Currency Bureau of Macao Special Administrative Region.

4.
If the special gambling tax is paid in currencies other than Patacas which are acceptable by the Government, the relevant currencies shall be submitted to the Macao Monetary Authority for converting the same into Patacas and subsequent delivery to the Treasury of the Public Currency Bureau of Macao Special Administrative Region at its disposal.

Article 51
Withholding Payment for Tax

1.
The Concessionaire shall, by means of confirmed withholding payment from the commission or other remuneration for the gaming junket-tour promoters, collect and pay the relevant statutory taxes, which shall be paid to the Shroff Counter of the Finance Services Department of the Macao Special Administrative Region no later than the 10th day of the month following the relevant month.

2.
The Concessionaire shall, by means of confirmed withholding payment, collect and pay the employment taxes of the employees of the Concessionaire. The relevant taxes shall be paid to the Shroff Counter of the Finance Services Department of the Macao Special Administrative Region pursuant to the provisions of the law.

Article 52
Payment of Other Payable Taxes, Duties, Expenses and Handling Charges

        The Concessionaire shall pay the payable and not exempted taxes, duties, expenses or handling charges for payment pursuant to the provisions of the law of Macao Special Administrative Region.

Article 53
Document Certifying No Debt Owed to the Public Currency Bureau of the Macao Special Administrative Region

1.
Every year, the Concessionaire shall submit to the Government no later than the 31st of March a certificate in respect of the previous taxation year issued by the Financial Bureau certifying that the Concessionaire does not owe the Public Currency Bureau of Macao Special Administrative Region any duty, tax, penalty or surcharge. The concept of the surcharge includes the compensatory interest, deferred interest and the sum amounting to 3% of the debts.

2.
Every year, the Concessionaire shall, in respect of the previous taxation year, also submit to the Government no later than the 31st of March such documents showing the taxation status of the managing director, the position-holder of the company organization and the shareholders holding 5% or over 5% of the company capital of the Concessionaire.

Article 54
Document Certifying No Debt Owed In Respect of the Social Security of Macao Special Administrative Region

        Every year, the Concessionaire shall submit to the Government no later than the 31st of March such documents issued by the Social Security Foundation of the Macao Special Administrative Region certifying that the Concessionaire has complied with the specified stipulations concerning the contribution to the social security of the Macao Special Administrative Region.

Article 55
Supply of Materials

1.
The Concessionaire shall submit to the Government on a quarterly basis no later than the last day of the month after the closing of the relevant quarter the trial balance of the previous quarter for the trial balance of the last quarter each year, it shall be submitted no later than the last day in February of the following year.

2.
The Concessionaire shall also forward to the Government the following information at least 30 days prior to the date of holding the general meeting of shareholders for passing the accounts:

(1)
All the accounting statements and statistics reports of the previous business year;

(2)
The full names of the person-in-charge of the accounting department, the trustees and the persons having been the members of the Board of Directors or Board of Supervisors in the relevant business year and the various versions wherein such names shall be stated and used;

(3)
A report and accounts of the Board of Directors attached with the opinions of the Board of Supervisors and external auditors.

Article 56
Accounting and Internal Auditing

1.
The Concessionaire shall set up its own accounting system with sound administrative organization and adequate internal auditing procedure and shall comply with the instructions issued by the Government regarding such issues, in particular the instructions issued through the Gambling Inspection and Coordination Bureau or the Financial Bureau.

2.
The Concessionaire, as far as the accounting compilation and submission are concerned, shall only adopt the current standard accounting forms of the Macao Special Administrative Region. However, that shall not obstruct the establishment of the accounting books, accounting documents or other accounting information required by the Chief Executive for Administration according to the proposal of the Commissioner for Gambling Inspection and Coordination Bureau or the Commissioner for the Financial Bureau, and the Chief Executive may formulate the required standards for the Concessionaire to make accounting entries for its business activities, and the Concessionaire shall comply with the special provisions in the accounting compilation and submission.

Article 57
External Auditing of The Accounts for The Year

        The Concessionaire shall submit its annual accounts to a reputed independent external entity recognized worldwide and agreed in advance by the Gambling Inspection and Coordination Bureau and the Financial Bureau for proceeding with the auditing. The, Concessionaire shall also provide the said entity in advance with all documents required, especially the documents referred to in Article 34 of Law No. 16/2001.

Article 58
Special Auditing

        When it is deemed necessary or appropriate by the Gambling Inspection and Coordination Bureau or the Financial Bureau, the Concessionaire shall, at any time and whether prior notice is given or not, submit itself to the special auditing conducted by a reputed independent external entity or other entities recognized

Article 59
Compulsory Announcement

1.
The Concessionaire undertakes to publish no later than 30th April of each year the following information during the previous business year as at 31st December in the "Official Bulletin of the Macao Special Administrative Region" and in two of the most popular newspapers in the Macao Special Administrative Region. One of these newspapers shall be a Chinese newspaper while the other a Portuguese newspaper:

(1)
The balance sheet, the profit and loss account and the appendixes;

(2)
The consolidated business report;

(3)
The opinions of the Board of Supervisors;

(4)
The consolidated opinions of the external auditors;

(5)
The list of the major shareholders holding 5% or over 5% of the company capital of the Concessionaire at any period of the year, with the disclosure of their relevant percentage held;

(6)
The name of the position-holder of the company organization.

2.
At least ten days prior to the date of publication, the Concessionaire shall also submit to the Government the copies of all the information referred to in the preceding clause and copies of other information required to be announced by the concessionary system mentioned in Article 6.

Article 60
Special Obligations of Cooperation

        Apart from the general obligations of cooperation specified in Article 67, the Concessionaire shall also have obligations to cooperate with the Government, especially in the cooperation with the Gambling Inspection and Coordination Bureau and the Finance Services Bureau, in providing the information and particulars requested in the course of special auditing, assisting such departments in analyzing or checking the accounting system of the Concessionaire, and performing all the obligations specified by the concessionary system mentioned in Article 6.

Chapter 12
Guarantee

Article 61
Security Deposit Guaranteeing the Concessionaire's Fulfillment of Statutory Obligations or Contractual Obligations

1.
A security deposit guaranteeing the Concessionaire's fulfillment of statutory obligations or contractual obligations may be provided in any way as specified by the law and accepted by the Government.

2.
The Concessionaire shall maintain a first demand in favor of the Government and issued by the Banco Nacional Ultramarino S.A., for the purpose of guaranteeing the:

(1)
Accurate and timely fulfillment of statutory obligations or contractual obligations by the Concessionaire;

(2)
Accurate and timely payment of the stipulated premium to the Macao Special Administrative Region by the Concessionaire as specified in Article 47;

(3)
Payment of penalty or other fines which may be imposed on the Concessionaire as specified by the law or as stipulated by the terms and conditions in this Concession Contract;

(4)
Payment of any damages incurred as a result of the Concessionaire's failure to fulfill the obligations wholly or partially, resulting in damage or loss of benefit, as stipulated in this Concession Contract.

3.
The Concessionaire shall maintain a first demand referred to in the preceding clause in favor of Government, the maximum amount of which shall be Seven Hundred Million Patacas, with a guarantee period from the date of this Concession Contract until 31st March 2007, and a first demand with a maximum amount of Three Hundred Million Patacas, with a guarantee period from 1st April 2007 until the expiry date of this Concession Contract plus one hundred and eighty days.

4.
The Concessionaire shall take all necessary measures and fulfill all obligations to maintain the effectiveness of the first demand as specified in Clause 2.

5.
Should the Concessionaire fail to fulfill its required statutory obligations, fail to pay the required premium accurately and timely, fail to pay the penalty or other fines imposed on it as specified by the law or as stipulated by the terms and conditions of this Concession Contract, and has not voiced objection within the statutory time limit, then irrespective of whether there is any judiciary decision before, the Government may draw the first demand stated in Clause 2; and should payment of any damages incurred as a result of the Concessionaire's failure to fulfill the obligations wholly or partially or failure to fulfill the contractual obligations, resulting in damage or loss of benefit, as stipulated in this Contract, the Government shall also draw the first demand mentioned in Clause 2.

6.
Should the Government use the first demand mentioned in Clause 2, the Concessionaire shall, within fifteen days upon receipt of the notification of using the first demand, take all necessary measures to restore the complete effectiveness of the guarantee.

7.
The first demand mentioned in Clause 2 may only be cancelled subject to the approval of the Government.

8.
The Government may authorize the amendment of the provisions or conditions mentioned in Clause 3 to Clause 6, and may authorize the replacement of the first demand mentioned in Clause 2 by other means stipulated by the law, so as to provide the guarantee in respect of the Concessionaire's fulfillment of its statutory obligations and contractual obligations.

9.
The Concessionaire shall bear all the expenses incurred from the issuance, maintenance and cancellation of the security deposit guaranteeing the Concessionaire's fulfillment of statutory obligations and contractual obligations.

Article 62
Specific Bank Guarantee in Respect of the Guarantee of Payment of Special Gaming Tax

1.
When the Government has reason to worry that the Concessionaire will not pay the monthly amount assessed under the Special Gaming Tax and raises the request as specified under Clause 5 of Article 27 of Law No. 16/2001, the Concessionaire, shall provide a first demand in favour of Government according to the Government's specified time limit, provisions, conditions and amount to guarantee the payment of the aforesaid amount.

2.
Without the Government's permission, the provisions and conditions mentioned in the aforesaid first demand shall not be changed; the Concessionaire shall strictly adhere to those provisions specified at the time when the guarantee is provided, and shall fulfill all the obligations which are incurred or may be incurred to the Concessionaire as a result of maintaining the effectiveness of the guarantee.

3.
Should the Concessionaire not pay the Special Gaming Tax which is payable to the Concession Licensor according to the law and the provisions of this Concession Contract, then irrespective of whether there is any judiciary decision before, the Government may draw the first demand mentioned in Clause 1.

4.
Should the Government draw the first demand mentioned in Clause 1, the Concessionaire shall, within fifteen days upon receipt of the notification of using the first demand, take all necessary measures to restore the complete effectiveness of the guarantee.

5.
The Concessionaire can only cancel the first demand mentioned in Clause 1 after the concession has been revoked for one hundred and eighty days and subject to the approval of the Government.

6.
The Concessionaire shall bear all the expenses incurred from the issuance, maintenance and cancellation of the first demand mentioned in Clause 1.

Article 63
Other Guarantees

        The first demand as specified in Clause 2 of Article 61 shall include Clause 3 of Article 20 and Article 22(2) of Law No. 16/2001, as well as the guarantee mentioned in Clause 1 and Clause 2 of Article 84 of Administrative Regulation No. 26/2001.

Chapter 13
Monitoring the Fulfillment of Concessionaire's Obligations

Article 64
Monitoring, Supervision and Control by the Government

1.
The power of monitoring, supervision and control of the conditions of the Concessionaire's fulfillment of obligations shall be exercised by the Government, especially through the Gambling Inspection and Coordination Bureau and the Finance Services Bureau.

2.
For the sake of appropriate effectiveness, if so requested by the Government and without prior notice, the Concessionaire shall allow the Government or any other specially and appropriately entrusted and identified entities to have free access to any part of the Concessionaire's facilities therein and to freely inspect and audit the Concessionaire's accounting or bookkeeping books, including any transaction records, ledgers, minutes, accounts and other records or documents, and the management and statistical information and records in use. Moreover, it shall also provide photocopies of the information deemed necessary by the Government or the Government's appointed entities.

3.
The Concessionaire shall comply with and execute the decision made by the Government within the scope of its power in such inspection and monitoring, especially the instructions issued by the Gambling Inspection and Coordination Bureau, including the decision of temporary suspension (if any) of the operation of the casinos and other gaming zones.

4.
The operation of the business in concession shall be submitted to the long-term monitoring and inspection conducted by the Gambling Inspection and Coordination Bureau according to the provisions of the applicable law.

Article 65
Daily Monitoring of the Gross Income of Gaming Operation

        The Concessionaire shall submit itself to the Government's daily monitoring of the gross income of the gaming operation through the Gambling Inspection and Coordination Bureau.

Chapter 14
General Obligations of Cooperation

Article 66
Government's General Obligations of Cooperation

        The Government shall cooperate with the Concessionaire so as to enable the Concessionaire to fulfill its statutory obligations and contractual obligations.

Article 67
Concessionaire's General Obligations of Cooperation

        For the applicability of the provisions of this Concession Contract, the Concessionaire shall cooperate with the Government. Therefore, if so requested by the Government, the Concessionaire shall provide all the documents, information, data or evidence and shall grant any permission.

Chapter 15
Other Obligations of the Concessionaire

Article 68
Operation of Casinos, Other Premises, and Adjoining Areas

        The Concessionaire shall ensure that all the ancillary facilities of the casinos and other premises, as well as the adjoining areas for operating the business in concession, are under normal operation according to the original usage or approved usage.

Article 69
Concessionaire's General Obligations

1.
The Concessionaire shall have the special obligations to promote and to request all entities employed to develop the business in concession to observe and ensure the rules of a perfect organization and operation, and take other special security measures for the Concessionaire's casino and customers and staff of other gaming zones and for the employees of the casinos and other gaming zones.

2.
For the sake of developing the business in concession, the Concessionaire shall employ entities who have obtained the proper licenses and have been given proper authorizations, and possess appropriate expertise and technological ability in the relevant areas.

Article 70
Other Approvals of the Government

        The replacement, cancellation and amendment of any documents and records related to the Concessionaire's business or related to the acquisition of gaming equipment and materials, shall be subject to the Government's approval.

Article 71
Government Consents and Approvals

        The Government's consents and approvals, or the refusal of granting such consents and approvals, shall not exempt the Concessionaire's timely fulfillment of its contractual obligations assumed in this Concession Contract and shall not hold the Government responsible for any liability, unless the Government's action has imposed a burden or has caused special and extraordinary losses to the Concessionaire.

Chapter 16
Concessionaire's Responsibilities

Article 72
Being Responsible to the Concession Licensor for Civil Liabilities

        The Concessionaire shall be responsible to the Concession Licensor in respect of damages which are attributable to the fact that the Concessionaire has failed to fulfill its statutory obligations or contractual obligations wholly or partially.

Article 73
Exemption of Concession Licensor's Responsibility in Respect of the Concessionaire's Non-Contractual Liability Towards a Third Party

1.
The Concession Licensor shall not be responsible wholly or partially for the Concessionaire's actions taken or may be taken due to interest, involving or may be involving civil liabilities or other liabilities which may cause the Concessionaire to be responsible for such liabilities.

2.
The Concessionaire shall also be responsible for losses incurred to those entities which are employed by the Concessionaire for the development of business in concession according to the general provisions governing a principal and its agent.

Chapter 17
Change of Subject in the Concession

Article 74
Assignment, Setting-up of Encumbrances, Transfer Together with Fixture and Transfer

1.
The Concessionaire shall have the obligations, overtly or covertly, formal or informally, not to assign, transfer together with fixture, or transfer the business of a certain casino or a certain gaming zone or to set-up encumbrances or to take any legal action to achieve the same goal, unless otherwise approved by the Government.

2.
If an act in breach of the provisions of the aforesaid clause has been performed, the following penalty for breach of contract shall be paid to the Macao Special Administrative Region, and the imposing of other applicable penalties or penalty rules shall not be affected:

•
Sub-contracting, transferring together with fixture or transfer of the whole business of the casino or gaming zone: One Billion Patacas.

•
Sub-contracting, transferring together with fixture or transfer of partial business of the casino or gaming zones: Five Hundred Million Patacas.

•
Setting up an encumbrance on all or part of the business of the casino or gaming zones: Three Hundred Million Patacas.

3.
The applications requesting the approvals mentioned in Clause 1 shall be attached with all necessary documents and shall state the full content of the legal actions intended to be taken by the Concessionaire. Moreover, it shall not obstruct the Government from requesting the furnishing of additional documents, materials or information.

Article 75
Sub-Concessions

1.
The Concessionaire shall have the obligation not to wholly or partially make any sub-concession of the concession granted to it, nor shall it perform any legal act culminating to achieving the same object, save with the Government's approval.

2.
If an act in breach of the provisions of the preceding clause has been performed, the following penalty for breach of contract shall be paid to the Macao Special Administrative Region, and the other applicable penalties or penalty rules shall not be affected:

•
Full sub-concession: Five Hundred Million Patacas

•
Partial sub-concession: Three Hundred Million Patacas

3.
In order to obtain the approval mentioned in Clause 1, the Concessionaire shall inform the Government of its intent to make a sub-concession and shall provide all information deemed necessary by the Government, including all the correspondences between the Concessionaire and the entity with whom a contract is contemplated.

4.
A sub-concession shall not exempt the Concessionaire from its fulfillment of its required statutory obligations or contractual obligations, unless otherwise approved by the Government and within the scope of the Government's approval. Apart from this, irrespective of whether the Concessionaire is at fault or not, the Concessionaire shall assume complementary responsibilities towards the Macao Special Administrative Region in respect of the damage caused by the non-fulfillment of all or part of its contractual obligations which is attributable to the facts of the Concessionaire's sub-concessionaire. Moreover, the Concessionaire shall have the right to proceed against the sub-concessionaire to recover the damages resulting from such non-fulfillment.

Chapter 18
Non-Performance of Contract

Article 76
Non-Performance of Contract

1.
If the Concessionaire, due to facts attributable to the Concessionaire, fails to perform any responsibility or obligation arisen from this Concession Contract or from the decisions of the

  Government, the Concessionaire shall accept the penalty or penalty rules stipulated by the Law or this Contract, and the provisions of Articles 77 and 78 shall not be obstructed.

2.
In the event of force majeure, or under any other circumstances of facts proven to be not attributed to the Concessionaire, the Concessionaire shall be exempted from the responsibility mentioned in the preceding clause only when it has actually been prevented from the timely and complete performance of its responsibilities or obligations.

3.
Only incidents that are unpredictable and insurmountable, beyond the Concessionaire and the occurrence of their effects are not subject to the will of the Concessionaire or the personnel matters of the Concessionaire, especially warfare, terrorism, public disorder, epidemic diseases, atomic radiation, fire, thunder and lightning, great flood, cyclone, typhoon, earthquake and other natural disasters that directly affect the business covered in the concession, can be regarded as a force majeure event, and the consequences stipulated in the following clause shall arise.

4.
If a force majeure event occurs, the Concessionaire shall inform the Government immediately and point out as soon as possible the obligations arisen from this Concession Contract, the carrying out of which are deemed to be obstructed by the Concessionaire; and under the situations of measures that the Concessionaire intends to implement with the purpose of eliminating the effect of the incidents and/or to make the performance of such obligations comply with the stipulations, and shall indicate such measures.

5.
In the event of any of the situations mentioned in Clause 3, the Concessionaire shall reinstate the damaged property and/or restore such property to its original state as soon as possible, so as to restore the proper running and operation of casino gamings or other forms of gaming. If the Concessionaire is not entitled to any economic benefit in the reconstruction of the above-mentioned property and/or the restoration of such property to the original state, the Concessionaire shall transfer the insurance amount to the Concession Licensor.

Chapter 19
Revocation or Termination of Concession

Article 77
Dissolution Agreed by Both Parties

1.
The Government and the Concessionaire may dissolve this Concession Contract at any time through mutual agreement.

2.
The Concessionaire shall assume full responsibility for the effect of terminating any contract in which it is a party thereto. The Concession Licensor shall not assume any responsibility thereof, unless otherwise explicitly specified.

Article 78
Redemption

1.
From the fifteenth year of the Concession onward, the Government may redeem the Concession from the Concessionaire by sending a notice with advice of receipt through registered post at least one year in advance, unless otherwise stipulated by Law.

2.
The Concession Licensor due to such redemption, shall be entitled to and assumes all the rights and obligations arisen from the legal acts effectively entered into by the Concessionaire before the date of notice mentioned in the preceding clause.

3.
For obligations that are set up by contracts entered into after the notice mentioned in Clause 1 sent by the Concessionaire, the Concession Licensor shall assume such obligations only when the contracts have already been approved by the Government before such contracts are concluded.

4.
Even though the Concession Licensor may assume the obligations set up by the Concessionaire, this shall not obstruct the right of claim the Concession Licensor enjoys regarding the obligations set by the Concessionaire that exceed the normal management of the business in concession.

5.
After the concession is redeemed, the Concessionaire shall be entitled to receive reasonable and fair damages which is equivalent to the benefits that are no longer obtained by the Concessionaire from the redeemed resort-hotel-casino complex stated in the Investment Plan attached to this Concession Contract. The amount of damages shall be equivalent to the value of the aforesaid complex's revenue (before deducting the interest, depreciation, and amortisation) obtained in the taxation year preceding the redemption of the concession, multiplied by the number of years remained prior to the termination of the concession.

Article 79
Temporary Administrative Interventions

1.
If a situation in which the Concessionaire terminates or suspends all or part of the business in concession without approval and not due to force majeure events has happened or is about to appear, or the organization and operation of the Concessionaire or the overall condition of the installation and equipment show serious disorder or deficiency that may affect the normal operation of the business in concession, during the time when the above-mentioned termination or suspension persists, or when the above-mentioned disorder or deficiency continues to exist, the Government may replace the Concessionaire directly or through a third, party so as to ensure the operation of the business in concession and procure necessary measures to safeguard the subject of this Concession Contract.

2.
During the period of temporary administrative interventions, the necessary expenses for maintaining the normal operation of the business in concession shall be paid by the Concessionaire. For this purpose, the Government may draw on the security deposit that guarantees the Concessionaire's performance of its statutory obligations or contractual obligations and draw on the guarantee provided by the controlling shareholder of the Concessionaire.

3.
After the factors causing the temporary administrative interventions have disappeared, if the Government deems appropriate, the Government shall instruct the Concessionaire to resume the normal operation of the business in concession within a designated time limit.

4.
If the Concessionaire does not wish to or is unable to re-operate the business in concession, or, despite the Concessionaire has re-operated the said businesses, the organization and operation continue to suffer from serious disorder or deficiency, then the Government may declare that this Concession Contract be unilaterally dissolved on the basis of non-performance.

Article 80
Unilateral Dissolution due to Non-Performance

1.
Under the circumstances that the Concessionaire fails to carry out its basic obligations required by Law or this Contract, the Government may dissolve this Concession Contract unilaterally on the basis of non-performance, and terminate the concession accordingly.

2.
The main reasons that constitute the unilateral dissolution of this Concession Contract include:

(1)
deviation from the subject of the concession by operating unauthorized gaming or by operating businesses other than those of the Concessionaire;

  (2)
  abandonment of the operation of the business in concession or temporary suspension of the operation of the said business without valid reasons for over 7 days consecutively or for over 14 days intermittently within a calendar year;

  (3)
  transfer in whole or in part of the operation temporarily or definitively in contravention of the provisions of the concessionary system mentioned in Article 6;

  (4)
  default of payment of tax, premium, duties or other returns payable to the Concession Licensor as stipulated by the concessionary system mentioned in Article 6 and fail to submit any defense within the time limit required by Law;

  (5)
  refusal or failure of the Concessionaire to recover the concession pursuant to the provisions of Clause 4 of the preceding Article. Or even though the concession has been recovered, the condition that caused temporary administrative intervention continues to exist;

  (6)
  repeated objections to the monitoring and inspection, or repeated failure to comply with the decision of the Government, especially the instructions of the Gambling Inspection and Coordination Bureau;

  (7)
  constant failures to observe the basic obligations included in the concessionary system mentioned in Article 6;

  (8)
  failure to provide or replenish the security deposit or guarantee pursuant to the provisions and time limits specified in this Concession Contract;

  (9)
  bankruptcy or insolvency of the Concessionaire;

  (10)
  engagement in any serious fraudulent activities with the purpose of causing injury to public interest;

  (11)
  repeated serious violation of the implementation rules of casino gamings or other forms of gaming, or causing harm to the impartiality of casino gamings or other forms of gaming.

3.
Subject to not obstructing the applicability of the provisions of Article 83, if any condition of the preceding clause happens, or any other condition that may, according to the provisions of this clause, results in the unilateral dissolution of this Concession Contract due to non-performance, the Government shall notify the Concessionaire to fully perform its obligations and rectify or remedy the consequences caused by its act within a required time limit, except when the default is non-rectifiable.

4.
If the Concessionaire fails to perform its obligations, rectify or remedy the consequences caused by its act as required by the Government, the Government may, by means of a notice given to the Concessionaire, unilaterally dissolve this Concession Contract. The Government may also give a written notice of its intention to the entities which have guaranteed to provide financing for those investments launched by the Concessionaire and those obligations assumed by the Concessionaire according to and for the purpose of the regulations concerning the financial ability mentioned in the concessionary system in Article 6.

5.
Notice of the decision to dissolve this Contract as stated in the preceding clause sent to the Concessionaire shall have immediate effect without going through any other procedures.

6.
If any justified emergency situation happens and the Government cannot tolerate, the tardiness in the procedures of rectifying the non-performance referred to in Clause 3, on the premise of not affecting the execution of those procedures and the provisions of Clause 4, the Government may immediately enforce temporary administrative intervention pursuant to the provisions of the preceding clause.

7.
If this Concession Contract is dissolved unilaterally due to non-performance pursuant to the provisions of this clause such that the Concessionaire has the obligation to pay damages, the said damages shall be calculated according to the general provisions of Law.

8.
If this Concession Contract is dissolved unilaterally due to non-performance, the Casinos and the facilities and equipments used for gamings shall immediately be vested in the Concession Licensor gratuitously even if the same is not located in the casinos.

Article 81
Invalidity

1.
This Concession Contract shall become invalid upon the expiry of the concession term specified in Article 8, and the contractual relationship between the two Parties shall also be terminated accordingly. Nevertheless, the applicability of those terms in this Concession Contract which continue to take effect even after the expiry of the term of concession shall not be obstructed.

2.
If the invalidity set forth in the preceding clause appears, the Concessionaire shall be fully responsible for the termination of the effect of any contract in which it is a party thereto. The Concession Licensor shall not assume any responsibility thereof.

Chapter 20
Amendments and Revisions of this Contract

Article 82
Amendments to this Concession Contract

1.
This Concession Contract may be amended according to law after consultation between the Government and the Concessionaire.

2.
Amendments to this Concession Contract and any appendix thereto shall be subject to the procedures set forth in Article 91 of Administrative Regulation No. 26/2001.

Chapter 21
The Stage Before Judicial Contention

Article 83
Negotiation in the Stage Before Judicial Contention

1.
If problems or disagreements occur between the Parties hereto over matters which govern this Concession Contract such as the effectiveness, applicability, execution, interpretation or substitution, the Parties shall hold consultations.

2.
The occurrence of problems shall not relieve the Concessionaire from its timely and complete performance of the provisions of this Concession Contract as well as the decisions of the Government that the Concessionaire had been informed of pursuant to the provisions of this Concession Contract. Moreover, the Concessionaire shall not be allowed to suspend the development of its businesses in any aspect. Such development shall continue to proceed pursuant to the provisions that are in force on the day the problems are raised.

3.
The requirements that the Concessionaire shall execute the decisions of the Government in the preceding clause shall also be applicable to subsequent decisions made on the same matter, even if the decisions are made after the date the negotiation commences as long as the Concessionaire has been notified of the first decision among those subsequent decisions before the date the consultation commences.

Chapter 22
Final Requirements

Article 84
Acquisition of Licenses, Permits, or Approvals

1.
This Concession Contract shall not relieve the Concessionaire from its obligations to apply for, pay for and/or take measures for any license, permit, or approval essential for the acquisition of any aspect of the operation of business of the Concessionaire or the obligations stipulated in this Contract. Neither does this Concession Contract exempt the Concessionaire from observing or complying with any important documents needed for the acquisition of the aforesaid licenses,. permits, or approvals and causing the effectiveness of the same to continue.

2.
If any license, permit, or approval mentioned in the preceding clause is surrendered, invalid, suspended or annulled, or is not longer effective for any reason, the Concessionaire shall inform the Government immediately and shall indicate those measures that have already been taken or will be taken in order to recover those licenses, permits, or approvals or to cause the effectiveness of the same to continue.

3.
None of the terms of this Concession Contract shall be construed to be used to supersede the terms governing the acquisition of any essential license, permit, or approval required by law or this Contract.

Article 85
Industrial Property and Intellectual Property Rights

1.
In operating its businesses, the Concessionaire shall respect the industrial property and intellectual property rights in accordance with the law of the Macao Special Administrative Region currently in force, and shall assume sole responsibilities for the consequences arising from the infringement of such properties.

2.
The Concessionaire will only be issued licenses, permits, or approvals particularly those licenses, permits, or approvals that are related to the implementation of the investment projects appended to this Concession Contract, on the premise that it has respected all industrial property and intellectual property.

3.
The Concessionaire shall transfer gratuitously to the Concession Licensor any research, draft, scheme, drawing, document or other materials of any nature that are essential to or useful to the Concession Licensor for carrying out the duties conferred pursuant to the provisions of this Concession Contract or rights conferred according to this Concession Contract.

4.
The Concessionaire shall prepare any type of documents or declarations at the request of the Concession Licensor so that the rights mentioned in the preceding clause can be acknowledged or registered.

5.
If the industrial property or intellectual property rights allocated to or to be allocated to the Concession Licensor pursuant to the provisions of this clause are infringed, and the Concessionaire is unable to resolve any dispute with any third party in respect of such infringement, the Concession Licensor may intervene in order to protect the aforesaid properties. The Concessionaire undertakes to render all assistance so requested for this purpose.

Article 86
Notices, Announcements, Authorizations and Approvals

1.
Unless otherwise stipulated, the notices, announcements, authorizations and approvals mentioned in this Concession Contract shall be in written form and sent in the following manner:

(1)
by courier, but it must be evidenced by a signature acknowledging the receipt thereof;

(2)
by fax, but it must be evidenced by a receipt of transmission;

(3)
by registered post with an advice of receipt.

2.
The consents given by the Government are always prior consents which may also be given subject to certain conditions to be set by the Government.

3.
Not giving a reply to the Concessionaire's application for consent and approval or other requests shall be deemed as a disapproval.

4.
For the applicability of the provisions of this Concession Contract, the following addresses and places where facsimile transmissions are received shall be deemed as the addresses of the Parties to this Contract.

  The Government of the Macao Special Administrative Region: Gambling Inspection and Coordination Bureau Avenida da Praia Grande, números 762-804, edificio "China Plaza", 21.° andar, Macau
  Fax No.: 370296

  The Concessionaire: Wynn Resorts (Macau) Limited Avenida da Amizade, número 918, edificio "World Trade Centre", 8.° andar "C", Macau.
  Fax No.: 336057

5.
By giving advance notice to the other party, either Party may change its address and place for receiving facsimile transmissions mentioned in the preceding clause.

Article 87
Prohibition on Doing any Acts which Restrict Competitions

1.
The Concessionaire shall engage in its business by adhering to the inherent principles of a market economy and under benign and fair competition.

2.
The Concessionaire shall have the obligation not to enter into agreements in any manner with other concessionaires operating in the Macao Special Administrative Region, other transferees of concessions or the Concessionaire's management company having to do with the operations of casino gamings or other forms of gaming operations in the Macao Special Administrative Region, or with any company belonging to the relevant group which may obstruct, restrict, or destroy competition; nor shall the Concessionaire practice any agreed act which may obstruct, restrict, or destroy competition.

3.
The Concessionaire shall have the obligation not to abuse the leading position in the market or in considerable parts of the market which it holds and which may obstruct, restrict, or destroy competition.

Article 88
Gaming Junket-Tour Promoters

        The Concessionaire shall be held accountable to the Government for the activities in the casinos and other gaming zones carried out by the gaming junket-tour promoters registered with its company, its directors and cooperators. Therefore, the activities of the aforesaid gaming junket-tour promoters, directors and cooperators shall be monitored.

Article 89
Promotion of the Concessionaire's Facilities

1.
The Concessionaire shall have the obligations to launch promotional and marketing activities for its facilities, particularly the casinos, both inside and outside the Macao Special Administrative Region.

2.
The Government and the Concessionaire shall have the obligations to coordinate their own promotional and marketing efforts and activities with those efforts and activities promoting Macau carried out outside Macau.

3.
The Concessionaire shall have the obligation not to allow the use of the images of its casinos or other premises used for operating the business in concession and their adjoining areas or explanatory descriptions containing large amount of implied meanings on websites or web pages over the Internet, or in any other places used for promoting interactive gaming without the consent of the Government.

Article 90
Content Incorporated into the Concession Contract

        A$ far as the tender submitted by the Concessionaire in its capacity as a bidder in the first open and public bidders for the (three) concession licenses for operating casino gamings or other forms of gaming is concerned, all of the contents therein which are not in conflict with this Concession Contract explicitly or inexplicitly shall be deemed to have been incorporated into the content of this Concession Contract.

Article 91
Gaming Chips Used in the Operating the Business in Concession

1.
The Concessionaire shall comply with the guidance of the Government issued in respect of the issuance of gaming chips of any type or nature and putting the same into circulation.

2.
The quantities of gaming chips to be put into circulation shall not be subject to the consent of the Government; however, that shall not prevent the Government from setting an upper limit on such quantities.

3.
The Concessionaire shall guarantee to use cash, cheques, or equivalent credit instruments to redeem those gaming chips which have been put into circulation.

4.
With regard to all those gaming chips which have been put into circulation, the Concessionaire shall guarantee the immediate redemption of the same by cash or instruments with a high ability to pay, by maintaining a solvency ratio, setting-up a reserve, and complying with the prudent regulations specified by the Government at various times.

Article 92
Confidentiality

1.
The documents prepared by the Government or the Concessionaire for the compliance of the provisions of the Concessionary System mentioned in Article 6 or of this Concession Contract are of confidential nature and,can only be provided to a third party with the consent of the other party.

2.
The Government and the Concessionaire shall take necessary measures so that the Government shall guarantee that the staff of the public and administration authorities of the Macao Special Administrative Region are bound by the obligation to maintain confidentiality, and the Concessionaire shall guarantee that its staff are bound by the obligation to maintain confidentiality.

3.
The Government and the Concessionaire shall procure the compliance with the obligation to maintain confidentiality by other individuals who have obtained or may obtain confidential documents; especially those individuals who have obtained or may obtain confidential documents through consultancy contracts, contracts for providing services, or other contracts.

Article 93
Complaint Booklets

1.
The Concessionaire shall provide complaint booklets specifically for the complaints about casino gamings or other forms of gaming operations, and shall ensure that such booklets are available for use by customers of the casinos and other gaming zones.

2.
The Concessionaire shall post notices in a conspicuous manner in the casinos and other gaming zones to state that complaint booklets are available.

3.
The Concessionaire shall send copies of the complaints mentioned in the complaint booklets to the Government within 48 hours, and a report prepared by the Concessionaire in respect of such complaints shall be attached thereto.

Chapter 23
Transitional Provisions

Article 94
Job Training Programme

1.
The Concessionaire shall compile a job training programme for employees who hold positions in those business areas covered by the concession within the time limit stipulated by the Government.

2.
The Concessionaire shall submit to the Government any other additional documents or information relating to the programme mentioned in the preceding clause within the time limit stipulated by the Government.

Article 95
Managing Director so Designated

1.
Within 15 days from entering into this Concession Contract, the Government shall inform the Concessionaire whether approval is given to the appointment of the candidate designated in Appendix 1 of the Administrative Regulation No. 26/2001 to serve as managing director of the Concessionaire, which appendix is submitted in the Concessionaire's capacity as a bidder in the first open and public bidders for the (three) concession licenses for operating casino gamings or other forms of gaming.

2.
The provisions of Clause 1 and Clause 2 of Article 21 shall be applicable to the act of delegating the management authority of the Concessionaire to the managing director for the first time after this Concession Contract has been executed.

Article 96
Banking Accounts

        Within 7 days from entering into this Concession Contract, the Concessionaire shall submit those documents which contain all the banking accounts and balances bearing the name of the Concessionaire to the Government.

Article 97
Declaration on the Obligations of Cooperation

        The Concessionaire shall take measures so as to obtain a declaration signed by every shareholder holding 5% or over 5% of the company capital of the concessionaire, every director of the Concessionaire and key employee holding prominent positions in the casinos, and every controlling shareholder of the Concessionaire, including the ultimate controlling shareholders, whose content is they agree to be bound by a special obligation of cooperating with the Government. Therefore, if so requested, they shall provide all the documents, materials, information or evidence, and shall give any permission. Within 15 days from entering into this Concession Contract, the Concessionaire shall submit the said declaration to the Government.

Article 98
Fixed Amount and Variable Amount of the Premium

1.
The fixed amount of the annual premium mentioned in Article 47 shall only become payable on a pro-rata basis as from 26thJune 2005. However, if the Concessionaire begins to operate a casino or a gaming zone inside the resort-hotel-casino complex stated in the Investment Plan attached to this Concession Contract, it shall be excepted. In these circumstances, the fixed amount of the premium shall become payable starting from that time forth.

2.
The-variable amount of the annual premium mentioned in Article 47 shall only become payable after the operation of casino gamings or other forms of gaming has commenced, regardless of whether the operation takes place in the temporary facilities or in the facilities mentioned in the preceding clause. For the calculation of the variable amount of the premium mentioned in Article 47, the Concessionaire shall, no later than 10 days before its first casino or first gaming zone is opened, submit a list to the Government which sets forth the quantities and locations of gaming tables and electrical or mechanical gaming machines, including "slot machines", intended to be operated in that year.

3.
If the Concessionaire opens its first casino or first gaming zone in the temporary facilities, the variable amount of the annual premium shall not be lower than the amount payable for 20 gaming tables, due to long-term operation, exclusively assigned for specific gamings or gainers, especially those under operation in the special gaming hall or area and for 20 gaming tables, due to long-term operation, not exclusively assigned for specific gamings or gamers, until the operation of a casino or a gaming zone commences at the facilities mentioned in Clause 1.

4.
The variable amount of the annual premium mentioned in Clause 5 of Article 47 shall be revised by both Parties starting from the third year after this Concession Contract is entered into.

Article 99
Approval of the Company's Articles of Association and the Prospective Company Agreement

        Within 60 days from entering into this Concession Contract, the Government shall inform the Concessionaire of whether the Company's Articles of Association and the Prospective Company Agreement are approved.

Article 100
Appointment or Authorization

        Within 15 days from entering into this Concession Contract, the Concessionaire shall inform the Government of all and any appointment or authorization relating to the power of the legal acts of enterprise operation which exist on the date of signing of this Concession Contract and whose scope of authority are delegated to the Board of Directors on a foundation of stable relationship, and which are established in the name of the Concessionaire, so that the Government can give its consent. Nevertheless, the powers to perform acts which are solely of the nature of regular affairs, especially the powers to perform such acts in public authorities or public organisations, shall be exempted from these limitations. Alternatively, a statement of declaration evidencing the non-existence of the aforesaid appointment or authorization shall be submitted within the aforesaid time limit.

Article 101
Current Participation in the Casino Gaming and Other Forms of Gaming Operations in other Jurisdictions

        Within 15 days from entering into this Concession Contract, the Concessionaire shall inform the Government of the current participation in the casino gaming and other forms of gaming operations in any other jurisdictions by any of the Concessionaire's directors, controlling shareholders including the ultimate controlling shareholder, or by any shareholder who directly or indirectly holds 10% or over 10% of the company capital of the company capital contribution, including the participation merely by means of management contracts.

Article 102
Composition of the Concessionaire's Company Organisation

        Within 7 days from entering into this Concession Contract, the Concessionaire shall inform the Government of the composition of its Board of Directors, Presidency of the Shareholders Meeting, Board of Supervisors and other company organisations on the date of entering into this Concession Contract.

Article 103
Shareholder Structure and Corporate Capital Structure

1.
Within 7 days from entering into this Concession Contract, the Concessionaire shall submit to the Government such documents which set forth the Concessionaire's shareholder structure on the date of entering into this Concession Contract.

2.
Within 7 days from entering into this Concession Contract, the Concessionaire shall submit to the Government such documents which set forth the Concessionaire's structure of body corporate holding 5% or over 5% of the company capital of the concessionaire, especially the structure of company capital of that company, as well as the structure of company capital of the body corporate holding 5% or over 5% of such body corporate, and so forth and all the way up to the structure of company capital of the natural persons and bodies corporate who are ultimate shareholders.

3.
Within 15 days from entering into this Concession Contract, the Concessionaire shall submit to the Government the statement of declaration for the year 2002 as mentioned in Clause 2 of Article 19.

Article 104
Restrictions on the Number of Concessions

1.
Until 1st April 2009 and pursuant to the provisions of law, the Concession Licensor shall have the obligation not to grant concession licenses for operating casino gamings or other forms of gaming, so as to ensure that the number of concessions at any time shall not be more than three.

2.
If the Concession Licensor grants new concession licenses for operating casino gamings or other forms of gaming after the date mentioned in the preceding clause and the terms of the new concessions are overall more favourable than the terms stipulated in this Concession Contract, then the Government shall extend those more favourable terms to the Concessionaire by amending this Concession Contract.

Article 105
Revisions of the Percentage of Funding

        The percentage of funding mentioned in Article 48 and Article 49 shall be revised by both Parties to this Contract within the year 2010.

Article 106
Taking Effect

        This Concession Contract is made in two official languages and shall take effect as from 27th June, 2002.

This Contract is signed by both Parties.

        Pursuant to the provisions of Article 17 and Article 24 of the General Schedule of Stamp Duty Payment, the stamp duty shall be MOP 150.00 (One Hundred and Fifty Patacas). Moreover, pursuant to the provisions of Clauses 1 and 2 of Article 4 of the Schedule of Notarization Handling Fee, the handling fee shall be MOP 708,600.00 (Seven Hundred and Eight Thousand and Six Hundred Patacas). All the fees have been paid by Party B by presenting the payment voucher and the same has been filed.

        All of the documents mentioned in this Concession Contract are kept in file No. 17039 of the Notary Office of the Finance Services Bureau.

        The contents of this Contract have been read and interpreted in an audible manner to both Parties. Due to the fact that the representative of Party B is not conversant with either of the official languages, an English translation of this Contract has been provided to him.

Appendix to the Concession Contract
Investment Plan

        The Concessionaire particularly undertakes to implement the following project and the applicability of the provisions of Article 39 of this Concession Contract shall not be affected:

—	a resort-hotel-casino complex — to be completed by December 2006 and open to the public.

Total:	$4.00 billion Patacas, which must be expended within 7 years upon the signing of this Concession Contract.

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Concession Contract for Operating Casino Gaming or Other Forms of Gaming in the Macao Special Administrative Region